UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2013

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement

On October 22, 2013, four wholly-owned subsidiaries of Tower Group International, Ltd. (the “Company”), including Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company and Hermitage Insurance Company (each a “Borrower”), entered into an Amendment Agreement (the “Amendment”) with Barclays Bank PLC (“Barclays”) and Bank of Montreal, London Branch, as issuing banks (the “Issuing Banks”), and Barclays as agent and security agent, to the Letter of Credit Facility Agreement, dated as of November 11, 2011, as amended on March 12, 2012, as amended on July 16, 2012, as amended on November 21, 2012, as amended and restated on March 7, 2013, and as amended on May 2, 2013 (as so amended, the “Credit Agreement”). Pursuant to the Amendment, the parties thereto also agreed, among other matters, to amend the definition of eligible collateral.

Each Borrower and the Issuing Banks also entered into a waiver letter, dated as of October 18, 2013 (the “Waiver Letter”), relating to the Credit Agreement. Pursuant to the Waiver Letter, the Issuing Banks have agreed to waive the Borrowers’ non-compliance with certain covenants contained in the Credit Agreement regarding the Borrowers’ delivery to the Issuing Banks of certain financial statements and related compliance certificates. The foregoing summary of the Amendment, the Waiver Letter and the documents relating thereto is not complete and is qualified in its entirety by the copies filed as exhibits to this Form 8-K, which exhibits are incorporated by reference to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

See Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Letter of Credit Facility Agreement, dated as of November 11, 2011, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC

10.2	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of March 12, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC

10.3	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of July 16, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC

10.4	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of November 21, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC

10.5	Amendment and Restatement Agreement to the Letter of Credit Facility Agreement, dated as of March 7, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal

10.6	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of May 2, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal

10.7	Waiver Letter to Letter of Credit Facility Agreement, dated as of October 18, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal

10.8	Amendment Agreement to Letter of Credit Facility Agreement, dated as of October 22, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: October 24, 2013	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Executive Vice President and Chief Financial Officer